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                                KIRKLAND & ELLIS


                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership by the undersigned of Common Stock of Gerber Childrenswear, Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   May 22, 2002

                                   CITICORP VENTURE CAPITAL LTD.

                                   By:   /s/ Darryl A. Johnson
                                      ------------------------------------
                                            Name: Darryl A. Johnson
                                            Title:   Assistant Vice President

                                   CITIBANK, N.A.

                                   By:   /s/ Joseph B. Wollard
                                      ------------------------------------
                                            Name:    Joseph B. Wollard
                                            Title:   Assistant Secretary

                                             CITICORP

                                   By:   /s/ Joseph B. Wollard
                                      ------------------------------------
                                            Name:    Joseph B. Wollard
                                            Title:   Assistant Secretary

                                   CITIGROUP HOLDINGS COMPANY

                                   By:    /s/ Joseph B. Wollard
                                       ------------------------------------
                                            Name:    Joseph B. Wollard
                                            Title:   Assistant Secretary

                                   CITIGROUP INC.

                                   By:   /s/ Joseph B. Wollard
                                      ------------------------------------
                                            Name:    Joseph B. Wollard
                                            Title:   Assistant Secretary